Rule 497(e)
Registration No. 033-11420
1940 Act File No. 811-04993

NICHOLAS LIMITED EDITION, INC.

SUPPLEMENT DATED NOVEMBER 8, 2005
TO THE PROSPECTUS DATED JULY 31, 2005
OF

Nicholas Limited Edition, Inc. – Class N

THIS SUPPLEMENT UPDATES THE PROSPECTUS

PLEASE READ AND KEEP IT TOGETHER WITH YOUR COPY OF THE PROSPECTUS FOR FUTURE REFERENCE

The purpose of this supplement is to notify the shareholders of Nicholas Limited Edition, Inc. (the “Fund”) Class N shares that:

  The Fund is no longer subject to a size limitation and will not be required to close to new investments at such time as 10 million shares of the Fund’s common stock are outstanding.
  The Fund is authorized to issue up to 50 million shares of its common stock, effective upon the acceptance of the Fund’s articles of amendment by the Department of Assessment and Taxation of the State of Maryland.

The removal of the Fund’s size limitation and increase in the authorized number of shares were unanimously approved by the Fund’s
Board of Directors on October 28, 2005 after a determination that such actions were in the best interest of the Fund and its shareholders.

PART A: INFORMATION REQUIRED IN PROSPECTUS:

1.	The prospectus inside cover page is amended to delete the following statement in its entirety:

“You should be aware that the Fund is restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times the Fund may be closed to new investors, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions.”

2.	The prospectus Table of Contents is amended to delete the reference to “SHARE LIMITATION FOR NICHOLAS LIMITED EDITION, INC.”

3.	The following statement is deleted from the section captioned “OVERVIEW OF THE FUNDS -- Nicholas Limited Edition, Inc. – Principal Risks of Investing” on page 3 of the prospectus:

“The principal risks of investing in the Fund are:

* * *

Share Limitation - Due to the Fund's share limitation noted on the inside cover page of this Prospectus, the Fund may be forced to sell securities in its portfolio to meet redemption requests in adverse market conditions, which could have a negative impact on the value of Fund shares. In addition, the Fund may close to new investments (including additions to existing accounts other than through reinvestment of capital gain and dividend distributions) at any time. In such event, you may not be able to acquire additional Fund shares should you desire to do so.”

4.	The following discussion captioned “SHARE LIMITATION” on page 13 of the prospectus is deleted in its entirety:

“The Fund is restricted in size to a maximum of 10 million shares of common stock outstanding. At such time as the maximum of ten million shares are issued and outstanding (without taking into account shares outstanding as a result of reinvestment of capital gain and dividend distributions), the Fund will close to all new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In addition, the Fund may close to new investments at any time in the sole discretion of the Fund. However, redemptions of shares will continue to be received.
Should the number of outstanding shares decline through redemptions, or at other appropriate times, the officers of the Fund may, in their discretion, authorize the Fund to reopen for further investment. Due to the limitation on its size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions.

The officers of the Fund have the right to restrict investments by any single shareholder by rejecting any new or additional subscription for shares (including exercise of the exchange privilege with other investment companies for which Nicholas Company, Inc. serves as investment adviser but not including reinvestment of capital gain and dividend distributions) which would result in the aggregate value of such shareholder's account equaling 5% or more of the total net assets of the Fund. For the purpose of this restriction, related accounts (as determined by the officers of the Fund in their discretion) may be grouped together to determine an aggregate account value.”

5.	The following discussion is deleted from the section captioned “Principal Risks of Investing in the Funds” on page 22 of the prospectus:

“Risks Related to the Fund's Share Limitation. (Applies to Nicholas Limited Edition, Inc.) The Fund is
restricted in size to ten million shares (without taking into account shares outstanding as a result of capital gain and dividend distributions). As a result, at times the Fund may be closed to new investments, including additions to existing accounts, other than through reinvestment of capital gain and dividend distributions. In such event, you may not be able to acquire additional Fund shares should you desire to do so. However, even if the Fund is closed to new investments, redemptions of shares will continue to be received. Due to the limitation on size, the Fund may be forced to sell securities to meet redemption requests in adverse market conditions which could have a negative impact on the value of your Fund shares.”

Part B: INFORMATION REQUIRED IN STATEMENT OF ADDITIONAL INFORMATION:
The first and second sentences of the section captioned “CAPITAL STRUCTURE” on page 33 of the Statement of Additional
Information is replaced with the following sentences reflecting an increase in the Fund’s authorized shares from 20 million shares to
50 million shares:

“Nicholas Limited Edition, Inc. will be authorized to issue 50,000,000 shares of common stock, par value
$0.01 per share, of which 39,000,000 shares will be designated Class I shares and 11,000,000 shares will be designated Class N shares upon the acceptance by the Department of Assessment and Taxation of the State
of Maryland of its articles of amendment. Each full share of a class has one vote and all shares participate equally in dividends and other distributions by the Fund, and in the residual assets of the Fund in the event of liquidation.”